Supplement Dated May 4, 2009

To the Prospectus Dated December 29, 2008

for the

WisdomTree Dreyfus Emerging Currency Fund

The following information supplements, and should be read in conjunction with, the Prospectus and Statement of Information for the Fund.

The “Creation and Redemption Transaction Fees for Creation Units” section of the Prospectus, as it relates to the WisdomTree Dreyfus Emerging Currency Fund (ticker symbol: CEW), is hereby replaced with the information below. This information generally is not relevant to retail investors who purchase shares in the secondary market. It is intended for institutional investors who transact directly with the Fund:

Name of Fund	Approximate Value of One Creation Unit	Standard Creation/ Redemption Transaction Fee	Maximum Creation/ Redemption Transaction Fee
WisdomTree Dreyfus Emerging Currency Fund	$2,000,000	$300	$1,200

Additional information about the Fund and the other WisdomTree ETFs is available at www.wisdomtree.com.

WIS-SP-001-0509